SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(A) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement                           [X ]     Confidential,  for  Use  of  the  Commission
                                                                       Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[  ]    Definitive additional materials
[  ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                    MONTGOMERY STREET INCOME SECURITIES, INC.

                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, Schedule or Registration Statement no.:

(3)   Filing Party:

(4)   Date Filed:

                                                     Notice of
                                                        2003
                                                   Annual Meeting
                                                  of Stockholders
                                                        and
                                                  Proxy Statement










Montgomery Street
Income Securities, Inc.
                                                       MONTGOMERY
101 California Street, Suite 4100
                                                   Montgomery Street
San Francisco, California 94111
(415) 981-8191                                  Income Securities, Inc.

                       This page intentionally left blank.

                                                                    May 29, 2003
To the Stockholders:

         The Annual Meeting of Stockholders of Montgomery Street Income Securities, Inc. (the "Fund") is to be held at 10:00 a.m. (Pacific time) on Thursday, July 10, 2003 at the offices of the Fund, 101 California Street, Suite 4100, San Francisco, California. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope - postage prepaid - in which to return your proxy card are enclosed.

         At the Annual Meeting, the stockholders will elect the Fund's Directors and consider the approval of the continuance of the Management and Investment Advisory Agreement between the Fund and Deutsche Investment Management Americas Inc. In addition, the stockholders present will hear a report of the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

         The enclosed Proxy Statement provides greater detail about each proposal. The Board of Directors of the Fund recommends that the stockholders vote in favor of each proposal.

         To vote, simply fill out the enclosed proxy card -- be sure to sign and date it -- and return it to us in the enclosed postage-prepaid envelope. Your vote is very important to us. Thank you for your response and for your continued investment with the Fund.

Respectfully,


/s/James C. Van Horne                                /s/Richard T. Hale

James C. Van Horne                                   Richard T. Hale
Chairman of the Board                                President

                       This page intentionally left blank.

                    MONTGOMERY STREET INCOME SECURITIES, INC.

                    Notice of Annual Meeting of Stockholders

To the Stockholders of
Montgomery Street Income Securities, Inc.:

         Please take notice that the Annual Meeting of Stockholders (the "Annual Meeting") of Montgomery Street Income Securities, Inc. (the "Fund") has been called to be held at the offices of the Fund, 101 California Street, Suite 4100, San Francisco, California 94111, on Thursday, July 10, 2003 at 10:00 a.m. (Pacific time), for the following purposes:

              (1) To elect five Directors of the Fund to hold office until the next Annual Meeting or until their respective successors shall have been duly elected and qualified.

              (2) To approve the continuance of the Management and Investment Advisory Agreement between the Fund and Deutsche Investment Management Americas Inc.

         Those present and the appointed proxies will also transact such other business, if any, as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         Holders of record of the shares of common stock of the Fund at 5:00 p.m. (Eastern time), on May 9, 2003 are entitled to vote at the Annual Meeting or any adjournments or postponements thereof.

         In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Annual Meeting, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Annual Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to that proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies on the enclosed proxy card will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote AGAINST any such adjournment those proxies required to be voted against such proposal.



                                            By order of the Board of Directors,

                                            /s/Maureen E. Kane, Secretary

May 29, 2003                                Maureen E. Kane, Secretary



--------------------------------------------------------------------------------
IMPORTANT -- We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the Annual Meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                   MONTGOMERY STREET INCOME SECURITIES, INC.
                        101 CALIFORNIA STREET, SUITE 4100
                         SAN FRANCISCO, CALIFORNIA 94111
                                 (415) 981-8191


                                 PROXY STATEMENT

RECORD DATE:  May 9, 2003                            MAILING DATE:  May 29, 2003

Introduction

         The Board of Directors of Montgomery Street Income Securities, Inc. (the "Fund") is soliciting proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting will be held at the offices of the Fund, 101 California Street, Suite 4100, San Francisco, California 94111, on Thursday, July 10, 2003 at 10:00 a.m. (Pacific time). The Board of Directors is also soliciting proxies for use at any adjournment or postponement of the Annual Meeting. This Proxy Statement is furnished in connection with this solicitation.

         The Fund may solicit proxies by mail, telephone, telegram, and personal interview. Georgeson Shareholder Communications, Inc., 17 State Street, New York, New York 10004, has been engaged to assist in the solicitation of proxies for the Fund, at an estimated cost of $8,000, plus expenses. The Fund will pay the cost of soliciting proxies. In addition, the Fund may request personnel of Deutsche Investment Management Americas Inc. (the "Investment Manager") to assist in the solicitation of proxies for no separate compensation. It is anticipated that the Fund will request brokers, custodians, nominees, and fiduciaries who are record owners of stock to forward proxy materials to their principals and obtain authorization for the execution of proxies. Upon request, the Fund will reimburse the brokers, custodians, nominees, and fiduciaries for their reasonable expenses in forwarding proxy materials to their principals.

         You may revoke the enclosed proxy at any time insofar as it has not yet been exercised by the appointed proxies. You may do so by:

o written notice to the Fund, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, Attn: Manager, Proxy Department;

o written notice to the Fund at the address set forth under the above letterhead;

o        giving a later proxy; or

o        attending the Annual Meeting and voting your shares in person.

         In order to hold the Annual Meeting, a majority of the shares entitled to be voted must have been received by proxy or be present at the Annual Meeting. Proxies that are returned marked to abstain from or withhold voting, as well as proxies returned by brokers or others who have not received voting instructions on some matters and do not have discretion to vote for their clients on those matters ("broker non-votes"), will be counted towards this majority of shares. Withheld votes and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for Proposal 1. Abstentions will have the effect of a "no" vote on Proposal 2. Broker non-votes will have the effect of a "no" vote on Proposal 2 if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Broker non-votes will not constitute "yes" or "no" votes for Proposal 2 but will be counted in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Annual Meeting. Broker non-votes are not likely to be relevant to the Annual Meeting because the Fund has been advised by the New York Stock Exchange that each of the Proposals to be voted upon by the stockholders involves matters that the New York Stock Exchange considers to be routine and within the discretion of brokers to vote if customer instructions are not received.

         In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Annual Meeting, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Annual Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to that proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies on the enclosed proxy card will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote AGAINST any such adjournment those proxies required to be voted against such proposal.

         The record date for determination of stockholders entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or any adjournments or postponements thereof, was May 9, 2003 at 5:00 p.m., Eastern time (the "Record Date").

         As of the Record Date, there were issued and outstanding 10,369,029 shares of common stock of the Fund, constituting all of the Fund's then outstanding securities. Each share of common stock is entitled to one vote. The following table sets forth, for each Director, the President of the Fund and the Directors and executive officers as a group, the amount of shares beneficially owned in the Fund as of April 30, 2003. Each Director's and the President's individual beneficial shareholdings in the Fund constituted less than 1% of the outstanding shares of the Fund, and, as a group, the Directors and executive officers owned beneficially less than 1% of the outstanding shares of the Fund. The total for the group included 40,919 shares held with sole investment and voting power and 3,765 shares held with shared investment and voting power.

                                                                                                   Aggregate Dollar Range of
                                                     Amount of Shares    Dollar Range of Equity     Equity Securities in all
                                                    Beneficially Owned     Securities in the      Funds Overseen in Family of
                                     Position           in the Fund              Fund(1)              Investment Companies
                                     --------       ------------------   ----------------------   ---------------------------
Independent Directors
James C. Van Horne..............Chairman of the          2,500            $10,000 - $50,000             $10,000 - $50,000
                                Board and Director
John C. Atwater(2)..............Director                 7,100              Over $100,000                 Over $100,000
Richard J. Bradshaw(3)..........Director                 3,765           $50,000 - $100,000            $50,000 - $100,000
Maryellie K. Johnson............Director                11,360              Over $100,000                 Over $100,000
Wendell G. Van Auken............Director                18,459              Over $100,000                 Over $100,000

Interested Director(4)
John T. Packard.................Director                   500              $1 - $10,000                  $1 - $10,000

Richard T. Hale.................President                1,000            $10,000 - $50,000               Over $100,000

All Directors and Executive                             44,684
Officers as a Group
---------------------

(1) The information as to beneficial ownership is based on statements furnished to the Fund by each Director and officer. Unless otherwise indicated, each person has sole voting and investment power over the shares reported.

(2)   Mr. Atwater is not standing for reelection at the Annual Meeting.

(3)   Shared investment and voting power over the shares reported.

(4) Mr. Packard may be considered an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940
      Act"), by reason of his past relationships with the Fund and the Investment Manager.

         To the Fund's knowledge, as of April 30, 2003, no person owned beneficially more than 5% of the Fund's outstanding shares.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Section 30(h) of the 1940 Act, as applied to a closed-end fund, require a fund's officers and directors, investment manager, affiliated persons of the investment manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("reporting persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and any exchange on which the fund's securities are traded. Such persons are required by SEC regulations to furnish the fund with copies of all such reports.

         Based on a review of reports filed by the Fund's reporting persons, and written representations by the reporting persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the 1934 Act for the fiscal year ended December 31, 2002, were timely, except that David
Wasserman (a former Director of Zurich Scudder Investments, Inc.) and J. Christopher Gagnier filed a Form 3 late.

         The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio strategy. You may receive an additional copy of the annual report for the fiscal year ended December 31, 2002, without charge, by calling 1-800-349-4281 or 1-800-294-4366 or writing the Fund at 101 California Street, Suite 4100, San Francisco, CA 94111.

PROPOSAL 1 -- ELECTION OF DIRECTORS

         Five Directors are to be elected at the Annual Meeting as the Directors of the Fund. They are to be elected to hold office until the next annual meeting or until their successors are elected and qualified. The persons named on the accompanying proxy card, if granted authority to vote in the election of Directors, intend to vote at the Annual Meeting for the election of the nominees named below as the five Directors of the Fund. In the unanticipated event that any nominee for Director cannot be a candidate at the Annual Meeting, the appointed proxies will vote their proxy in favor of the remainder of the nominees and, in addition, in favor of such substitute nominee(s) (if any) as the Board of Directors shall designate. Alternatively, the proxies may vote in favor of a resolution reducing the number of Directors to be elected at the Annual Meeting. Each of the nominees is now a Director of the Fund and each was elected to serve as a Director at the 2002 Annual Meeting of Stockholders. Mr. Atwater is not standing for re-election as a Director and the authorized number of Directors has been reduced to five. All nominees have consented to be nominated and to serve if elected.

         The Board of Directors considers possible candidates to fill vacancies on the Board of Directors, reviews the qualifications of candidates recommended by stockholders and others, recommends the slate of Director candidates to be proposed for election by stockholders at the annual meeting, and sets policies regarding retirement from the Board of Directors. Stockholders wishing to recommend any Director candidate should submit in writing a brief description of the candidate's business experience and other information relevant to the candidate's qualifications to serve as a Director. In order to be considered at the 2004 annual meeting, submission should be made by January 30, 2004.

Information Concerning Nominees

         The following table sets forth certain information concerning each of the nominees as a Director of the Fund. Unless otherwise noted, (i) each of the nominees has engaged in the principal occupation(s) noted in the following table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each nominee is c/o Montgomery Street Income Securities, Inc., 101 California Street, Suite 4100, San Francisco, CA 94111. The term of office for each Director is until the next annual meeting of stockholders or until the election and qualification of a successor.

                                                                                            Year First
                                 Principal Occupation or Employment                          Became a
Nominee (Age)                    and Directorships in Publicly Held Companies                Director
--------------------  -------------------------------------------------------------------   -----------
                                    Independent Directors
                                    ---------------------
Richard J. Bradshaw   Mr.  Bradshaw is the Executive  Director of Cooley Godward LLP (law      1991
(54)                  firm).

Maryellie K. Johnson  Ms.  Johnson is a private  investor.  From 1989 to 1998,  she was a      1989
(67)                  Director  of London  and  Overseas  Freighters,  Ltd.  (oil  tanker operator).

Wendell G. Van Auken  Mr.  Van Auken is a General  Partner  of  several  venture  capital      1994
(58)                  funds  affiliated  with Mayfield Fund. He also serves as a Director of Advent Software (portfolio software company).

James C. Van Horne    Dr. Van Horne is the A.P. Giannini  Professor of Finance,  Graduate      1985
(67)                  School  of  Business,  Stanford  University.  He also  serves  as a
                      Director of Suntron Corp. (electronic  manufacturing services), and
                      Bailard,  Biehl & Kaiser  Opportunity Fund Group, Inc.  (registered investment company).



                                       5

                                                                                            Year First
                                 Principal Occupation or Employment                          Became a
    Nominee (Age)                and Directorships in Publicly Held Companies                Director
--------------------  -------------------------------------------------------------------   -----------
                                    Interested Director(1)
                                    ---------------------
John T. Packard (69)  Mr.  Packard has been a Managing  Director  of Weiss,  Peck & Greer      2001
                      Investments  (investment  adviser and broker-dealer)  since January
                      2002 and was an  Advisory  Managing  Director of the same firm from
                      February  2000  to  January  2002.  From  1985  to  1998,  he was a
                      Managing  Director,  and  from  1999 to  2000,  he was an  Advisory
                      Managing  Director,  of  the  Investment  Manager,  serving  as the
                      President of the Fund from 1988 to February 2000.

-------------------

(1) Mr. Packard may be considered an "interested person" of the Fund, as defined in the 1940 Act, by reason of his past relationships with the Fund and the Investment Manager.

         Each Director serves as a board member of one portfolio in the complex of funds that hold themselves out as related companies for purposes of investment or investor services or are managed by the Investment Manager or its affiliated persons (the "Fund Complex").

         As of December 31, 2002, none of the Directors beneficially owned securities of the Investment Manager or any person directly or indirectly controlling, controlled by or under common control with the Investment Manager.

         The primary responsibility of the Board of Directors is to represent the interests of the stockholders of the Fund and to provide oversight of the management of the Fund. The slate of nominees proposed for election as Directors of the Fund is composed of one individual (the "Interested Director") who is considered an "interested person" of the Fund within the meaning of the 1940 Act (an "Interested Person"), and four individuals (the "Independent Directors") who are not considered Interested Persons. A majority of the board members of a registered investment company must not be Interested Persons for the company to take advantage of certain exemptive rules under the 1940 Act. If the nominees proposed for election as Directors of the Fund are elected, 80% of the Board of Directors will be composed of Independent Directors. As required by the SEC's rules, each of the nominees who will be considered an Independent Director, if elected, was selected and nominated solely by the current Independent Directors of the Fund.

Board and Committee Meetings

         The  Board  of  Directors  has  an  Executive  Committee,  a  Valuation
Committee and an Audit Committee. In 2002, the Board of Directors held five meetings, the Audit Committee held two meetings, and the Valuation Committee held one meeting. The Executive Committee did not meet in 2002. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all Committees of the Board on which he or she served in 2002, except Mr. Atwater, who attended 71% of the meetings.

Executive Committee

         The Executive Committee is authorized to exercise all powers of the Board of Directors permitted to be exercised under the Maryland General Corporation Law. The Committee is currently composed of three Independent Directors (Messrs. Van Horne, Atwater and Bradshaw).

Valuation Committee

         The Valuation Committee reviews Valuation Procedures adopted by the Board of Directors, determines the fair value of the portfolio assets of the Fund as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board of Directors deems necessary. The Committee is composed of three Independent Directors (Ms. Johnson and Messrs. Van Auken and Van Horne).

Audit Committee

         The Audit Committee oversees the accounting and financial reporting policies and practices of the Fund, its internal controls and, as appropriate, the internal controls of certain service providers to the Fund. The Audit Committee also oversees the quality and objectivity of the Fund's financial statements and the independent audit thereof and acts as a liaison between the Fund's independent auditors and the full Board of Directors.

         The Audit Committee is composed of three Independent Directors (Messrs. Van Auken, Atwater and Bradshaw). It is expected that Ms. Johnson will be appointed to replace Mr. Atwater on the Audit Committee following the Annual Meeting. In accordance with the New York Stock Exchange listing standards, none of the Committee members has a relationship with the Fund that may interfere with the exercise of his independence from management and the Fund, and each Committee member meets the independence requirements of the New York Stock Exchange listing standards. The Audit Committee is governed by a written charter adopted by the Board of Directors that sets forth in greater detail the Committee's purposes, duties and powers.

Audit Committee Report

         At a special meeting of the Audit Committee held on February 26, 2003, the Committee reviewed the Fund's audited financial statements and discussed the financial statements with the Investment Manager and the independent auditors. The
Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Committee discussed with the independent auditors the auditors' independence from management and reviewed the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) which had been previously provided. Based on those reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's annual report to stockholders for the 2002 fiscal year.

                                                 The Audit Committee:
                                                    Wendell G. Van Auken, Chair
                                                    John C. Atwater
                                                    Richard J. Bradshaw

Independent Auditors

         At a meeting held on April 11, 2003, the Independent Directors and the full Board of Directors, voting separately, unanimously selected Ernst & Young LLP ("E&Y") as the Fund's independent auditors, for the fiscal year ending December 31, 2003, to examine the Fund's books and accounts and to certify the Fund's financial statements. The Fund's financial statements for the fiscal year ended December 31, 2002 were audited by E&Y. The following table sets forth the aggregate fees billed for professional services rendered by E&Y(1):


                         Financial Information Systems
      Audit Fees(2)    Design and Implementation Fees(3)      All Other Fees(3)
      -------------    ---------------------------------      -----------------
          $45,000                      $0                           $1,650,000

-------------------
(1) In addition to the amount shown in the table, E&Y received an aggregate amount of $4,066,895 for all services performed on behalf of other funds advised by the Investment Manager.

(2) The fees disclosed under the caption "Audit Fees" are the aggregate fees for professional services rendered for the audit of the Fund for the most recent fiscal year.

(3) The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include fees billed for services rendered, if any, for the most recent fiscal year to the Fund, the Investment Manager and all entities controlling, controlled by, or under common control with the Investment Manager that provide services to the Fund.

         The Fund's Audit Committee gave careful consideration to the non-audit related services provided by E&Y to the Fund, the Investment Manager and entities controlling, controlled by or under common control with the Investment Manager that provide services to the Fund, and, based in part on certain representations and information provided by E&Y, determined that the provision of these services was compatible with maintaining E&Y's independence.

         Representatives of E&Y are not expected to be present at the Annual Meeting, but will be available by telephone to respond to appropriate questions posed by stockholders or management and to make a statement if they desire to do so.

  Officers of the Fund

         The following table sets forth certain information concerning each officer of the Fund. The address of each officer is c/o Montgomery Street Income Securities, Inc., 101 California Street, Suite 4100, San Francisco, CA 94111.

                                                                                              Year First
                                              Present Office with the Fund;                    Became an
          Name (Age)                      Principal Occupation or Employment(1)               Officer(2)
          ----------                      -------------------------------------               ----------
Richard T. Hale (57)          President; Managing Director, Deutsche Investment                 2002
                              Management Americas Inc. (2003 to present); Managing
                              Director, Deutsche Bank Securities Inc. (formerly
                              Deutsche Banc Alex. Brown Inc.) and Deutsche Asset
                              Management (1999 to present); Director and President,
                              Investment Company Capital Corp.(registered investment
                              advisor) (1996 to present); Director, Deutsche Global
                              Funds, Ltd. (2000 to present), CABEI Fund (2000 to
                              present), North American Income Fund (2000 to present)
                              (registered investment companies), Scudder Global
                              Opportunities Fund (since 2003); Director/Officer
                              Deutsche/Scudder Mutual Funds (various dates)
                              (registered investment companies); Vice President,
                              Deutsche Asset Management, Inc. (2000 to present);
                              formerly, Director, ISI Family of Funds (registered
                              investment companies) (1992-1999).

Gary W. Bartlett (43)         Vice President; Managing Director, Deutsche Asset                 2002
                              Management.

J. Christopher Gagnier (45)   Vice President; Managing Director, Deutsche Asset                 2002
                              Management.

Judith A. Hannaway (49)       Vice President; Managing Director, Deutsche Asset                 2001
                              Management.



                                       10

                                                                                              Year First
                                              Present Office with the Fund;                    Became an
          Name (Age)                      Principal Occupation or Employment(1)               Officer(2)
          ----------                      -------------------------------------               ----------

Maureen E. Kane (41)          Vice President and Secretary; Vice President, Deutsche            1999
                              Asset Management.

Charles A. Rizzo (45)         Treasurer and Chief Financial Officer; Director,                  2003
                              Deutsche Asset Management (2000 to present); formerly,
                              Vice President and Department Head, BT Alex. Brown
                              Incorporated (now Deutsche Bank Securities Inc.)
                              (1998-1999); Senior Manager, Coopers & Lybrand L.L.P.
                              (now PricewaterhouseCoopers LLP) (1993-1998).

-------------------
(1) Unless otherwise stated, all officers have been associated with the Investment Manager for more than five years, although not necessarily in the same capacity. All officers (except Ms. Kane) are also officers or directors of other funds advised by the Investment Manager. Messrs. Bartlett, Gagnier and Rizzo and Ms. Hannaway own securities of Deutsche Bank AG.

(2) All officers are appointed annually by, and serve at the discretion of, the Board of Directors.


Remuneration of Directors and Officers

         Each Director receives remuneration from the Fund for his or her services. The Fund does not compensate its officers or employees, since the Investment Manager makes these individuals available to the Fund to serve without compensation from the Fund. Remuneration to Directors consists of Directors' fees composed in each case of a quarterly retainer of $2,000 (except the Chairman of the Board, whose quarterly retainer is $6,000) and a fee of $500 for each Board meeting attended and $250 for each committee meeting attended, as well as any related expenses. For the fiscal year ended December 31, 2002, total compensation (including reimbursement of expenses) for all Directors as a group was $82,972.

The Compensation Table below provides the following data:

   Column (1) Each Director who received compensation from the Fund.

   Column (2) Aggregate compensation received by a Director from the Fund.

   Column (3) Total compensation received by a Director from the Fund and Fund Complex. No member of the Board serves as a Director or Trustee for any other fund in the Fund Complex nor does any Director receive any pension or retirement benefits from the Fund.

                                       Compensation Table
                           for the fiscal year ended December 31, 2002
       ------------------------------------------------------------------------------------------
                     (1)                          (2)                          (3)
       ------------------------------------------------------------------------------------------
                                                                    Total Compensation From the
                Name of Person,          Aggregate Compensation        Fund and Fund Complex
                   Position                   from the Fund              Paid to Director*
       ------------------------------------------------------------------------------------------
       Independent Directors
       John C. Atwater                         $10,000                   $10,000
       Director
       Richard J. Bradshaw                     $10,000                   $10,500
       Director
       Maryellie K. Johnson                    $9,500                    $10,000
       Director
       Wendell G. Van Auken                    $10,000                   $10,500
       Director
       James C. Van Horne                      $26,000                   $26,500
       Chairman
       Interested Director
       John T. Packard                         $10,000                   $10,500
       Director
       ------------------------------------------------------------------------------------------

------------
* Includes $500 paid by the Investment Manager to each Director who attended a special Board meeting held in April 2002 to consider approval of an Interim Investment Management and Advisory Agreement in connection with the acquisition of the Fund's former investment manager by Deutsche Bank AG.

Recommendation and Required Vote

         Election of the nominees for Director requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Annual Meeting.

         The Board of Directors recommends that the stockholders of the Fund vote FOR the election of each of the nominees for Director.

PROPOSAL  2 --    APPROVAL OF THE  CONTINUANCE  OF THE MANAGEMENT AND INVESTMENT
                  ADVISORY  AGREEMENT  FOR THE  FUND  WITH  DEUTSCHE  INVESTMENT
                  MANAGEMENT AMERICAS INC.

         Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York, acts as manager for and investment adviser to the Fund pursuant to a Management and Investment Advisory Agreement dated August 15, 2002 (the "Agreement"). The Agreement was first approved by a vote of the stockholders on August 15, 2002, in connection with the acquisition of the Fund's former investment manager by Deutsche Bank AG on April 5, 2002 (the "Transaction"). The Transaction resulted in an "assignment", as that term is defined in the 1940 Act, of the investment advisory agreement then in effect (the "Prior Agreement"). As required by the 1940 Act, the Prior Agreement provided for its automatic termination in the event of its assignment and, accordingly, the Prior Agreement terminated on April 5, 2002. In anticipation of the Transaction and the consequent termination of the Prior Agreement, the Board of Directors of the Fund approved an interim investment advisory agreement between the Fund and the Investment Manager (the "Interim Agreement") to be effective upon the closing of the Transaction, in order to permit the Investment Manager to provide services to the Fund while stockholder approval of a new management and investment advisory agreement was pending. The Interim Agreement terminated on August 15, 2002.

         The Agreement was last approved by the Board of Directors on April 11, 2003. The Agreement continues in effect until July 31 of each year, provided its continuance is specifically approved at least annually by the vote of a majority of the Directors who are not parties to the Agreement or Interested Persons of the Fund or the Investment Manager cast in person at a meeting called for the purpose of voting on such approval, and by the vote of either the Board of Directors or a majority of the Fund's outstanding voting securities. The Agreement may be terminated on 60 days' written notice, without penalty, by a majority vote of the Board of Directors, by the vote of a majority of the Fund's outstanding voting securities, or by the Investment Manager, and automatically terminates in the event of its assignment.

Services Provided

         The Agreement requires the Investment Manager to provide management and investment advisory services to the Fund. It requires the Investment Manager to provide statistical and research facilities and services, to supervise the composition of the Fund's portfolio, to determine the nature and timing of changes therein and the manner of effectuating such changes and to cause the purchase and sale of portfolio securities, subject to overall supervision by the Fund's Board of Directors. In addition to providing management and investment advisory services, the Investment Manager pays for office space, all necessary office facilities, basic business equipment, supplies, utilities, prop-erty casualty insurance, telephone services and the costs of keeping the Fund's general accounts and records. The Agreement requires the Investment Manager to arrange, if desired by the Board of Directors of the Fund, for officers or employees of the Investment Manager to serve, with or without compensation from the Fund, as Officers, Directors or employees of the Fund.

         The Agreement provides that, with the prior approval of the Board of Directors, including a majority of the Independent Directors, and to the extent permissible by law, the Investment Manager may appoint certain of its affiliates as sub-advisers to perform certain of the Investment Manager's duties. If such an appointment were made, the Investment Manager would be authorized to adjust the duties to be performed, the amount of assets to be managed and the fees to be paid to any such sub-advisers. Any such appointment would not result in an increase in the fee rate paid by the Fund; fees incurred by any such sub-adviser would be paid by the Investment Manager.

         The Agreement provides that the Investment Manager will not be liable or responsible for any acts or omissions of any predecessor manager and neither the Investment Manager nor any director, officer, agent or employee of the Investment Manager will be liable or responsible to the Fund or its stockholders except for willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties. The Agreement also provides that the Fund will hold the Investment Manager harmless from judgments, but not expenses of defense or settlements, rendered against it resulting from acts or omissions in the performance of its obligations under the Agreement which are specifically the result of written instructions of the President, any Vice President or of a majority of the Board of Directors of the Fund. There must, however, have been an express finding that such acts or omissions did not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of the Investment Manager's duties.

Fees and Expenses

         The Agreement provides that the Investment Manager be paid an annual fee, payable monthly, equal to 0.50 of 1% of the value of the net assets of the Fund up to and including $100 million; 0.45 of 1% of the value of the net assets of the Fund over $100 million and up to and including $150 million; 0.40 of 1% of the value of the net assets of the Fund over $150 million and up to and including $200 million; and 0.35 of 1% of the value of the net assets of the Fund over $200 million. For purposes of computing the monthly fee, the value of net assets of the Fund is determined as of the close of business on the last business day of each month. For the fiscal year ended December 31, 2002, the Fund paid the Investment Manager an aggregate fee of $938,758.

         The Agreement provides that the Fund bear all expenses incurred in the operation of the Fund -- except those that the Investment Manager expressly assumes in the Agreement. Such expenses borne by the Fund include: (a) all costs and expenses incident to

(i) the registration of the Fund under the 1940 Act, or (ii) any public offering of shares of the Fund, for cash or otherwise, including those costs and expenses relating to the registration of shares under the Securities Act of 1933, as amended (the "Securities Act"), the qualification of shares of the Fund under state securities laws, the printing or other reproduction and distribution of any registration statement (and all amendments thereto) under the Securities Act, the preliminary and final prospectuses included therein, and any other necessary documents incident to any public offering, the advertising of shares of the Fund and the review by the National Association of Securities Dealers, Inc. of any underwriting arrangements; (b) the charges and expenses of any registrar or any custodian appointed by the Fund for the safekeeping of its cash, portfolio securities and other property; (c) the charges and expenses of auditors (including the preparation of tax returns); (d) the charges and expenses of any stock transfer, dividend agent or registrar appointed by the Fund; (e) broker's commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; (f) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to Federal, state or other governmental agencies; (g) the cost and expense of engraving or printing stock certificates representing shares of the Fund; (h) fees involved in registering and maintaining registrations of the Fund and of its shares with the SEC and various states and other jurisdictions; (i) all expenses of stockholders' and Directors' meetings and of preparing, printing and mailing proxy statements and quarterly, semiannual and annual reports to stockholders; (j) fees and travel expenses of Directors of the Fund who are not directors, officers or employees of the Investment Manager or its "affiliates" (as defined in the 1940 Act) ("Affiliates"); (k) all fees and expenses incident to any dividend or distribution reinvestment program; (l) charges and expenses of outside legal counsel in connection with matters relating to the Fund, including without limitation, legal services rendered in connection with the Fund's corporate and financial structure and relations with its stockholders, issuance of Fund shares, and registrations and qualifications of securities under Federal, state and other laws; (m) association dues; (n) interest payable on Fund borrowings; (o) fees and expenses incident to the listing of Fund shares on any stock exchange; (p) costs of information obtained from sources other than the Investment Manager or its Affiliates relating to the valuation of portfolio securities; and (q) postage.

Expense Limitations

         The Agreement provides that if expenses of the Fund (including the advisory fee but excluding interest, taxes, brokerage commissions and extraordinary expenses) in any fiscal year exceed a specified expense limitation, the Investment Manager will pay the excess to the Fund. The specified limitation is 1 1/2 % of the first $30 million of the Fund's average net assets plus 1% of the Fund's average net assets in excess of $30 million. The

Agreement provides that extraordinary expenses, such as litigation expenses and the cost of issuing new shares, are excluded expenses for purposes of the expense limitations described in this paragraph and the immediately succeeding paragraph and that the Investment Manager will not be obligated to pay any amount to the Fund during any fiscal year in excess of the amount of the advisory fee for such fiscal year.

         The Agreement also provides for a second expense limitation, relating to the Fund's gross income (including gains from the sale of securities without offset or deduction for losses, unpaid interest on debt securities in the Fund's portfolio, and dividends declared but not paid on equity securities in the Fund's portfolio). This limitation provides that if, for any fiscal year, the expenses of the Fund described in the preceding paragraph -- less any amount payable by the Investment Manager to the Fund on account of the first expense limitation -- exceed 25% of the Fund's gross income for the year, the Investment Manager will promptly pay the excess to the Fund; provided, however, that the Investment Manager will not be obligated to pay any amount to the Fund during any fiscal year in excess of the amount of the advisory fee for such year.

         For the fiscal year ended December 31, 2002, the Fund's expenses did not exceed these limitations.

Related Agreements

         Pursuant to a Sub-Administration and Sub-Accounting Agreement dated April 1, 2003 (the "Sub-Administration Agreement"), between the Investment Manager, Scudder Fund Accounting Corporation and State Street Bank and Trust Company ("State Street"), the Investment Manager has delegated certain fund accounting services and certain record keeping and other administrative services to State Street. In accordance with the terms of the Sub-Administration Agreement, State Street is compensated by the Investment Manager, not by the Fund, for providing such services.

         Scudder Investments Service Company ("SISC"), an affiliate of the Investment Manager, serves as the Fund's transfer agent and dividend disbursing agent pursuant to an agreement dated November 17, 2000, as amended (the "Agency Agreement"). The Agency Agreement provides that the Fund pay SISC a minimum annual fee of $16,200 or, if the Fund exceeds the minimum annual fee, an annual account charge of $7.50 per open account and $2.50 per closed account. The Fund also pays a transaction fee per certificate processed of $1.50, plus out-of-pocket expenses and fees for special projects. For the fiscal year ended December 31, 2002, the amount charged to the Fund by SISC aggregated $52,961 of which $12,483 was unpaid as of December 31, 2002.

         Pursuant to an Agency Agreement dated January 15, 2003 (the "Agency Agreement") between SISC and DST Systems, Inc. ("DST"), SISC has appointed DST to serve as the Fund's Sub-Transfer Agent and Sub-Dividend Disbursing Agent. In accor-dance with the terms of the Agency Agreement, DST is compensated by SISC, not by the Fund, for providing such services.

Investment Manager

         The Investment Manager is one of the largest and most experienced investment management firms in the United States. As of December 31, 2002, the firm had more than $194 billion in assets under management. The principal source of the Investment Manager's income is professional fees received from providing continuing investment advice. The Investment Manager provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

         The Investment Manager is a Delaware corporation. The principal executive officer of the Investment Manager is Thomas F. Eggers. Each of the following persons is a director of the Investment Manager: William N. Shiebler (Chief Executive Officer of Deutsche Asset Management for the Americas Region); Thomas J. Hughes (Global Head of Deutsche Asset Management); Deborah A.
Flickinger (Global Chief of Staff of Deutsche Asset Management); and Phillip Freiherr von Girsewald. The business address of the principal executive officer and each director as it relates to his or her duties at the Investment Manager, is 345 Park Avenue, New York, New York 10154.

         As of April 30, 2003, 100% of the voting securities of the Investment Manager were held indirectly by Deutsche Bank AG. Deutsche Bank AG, Taunusalage 12, D-60262, Frankfurt am Main, Federal Republic of Germany, is an international commercial and investment banking group and a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Asset Management is the marketing name for the global asset management services of several affiliated entities that are separately incorporated and registered as investment advisers, including the Investment Manager. As of December 31, 2002, Deutsche Asset Management had more than $750 billion in assets under management.

         Exhibit  B  sets  forth  the  fees  and  other  information   regarding
investment companies advised by the Investment Manager that have similar investment objectives to those of the Fund.

Investment and Brokerage Discretion

         The Investment Manager places orders for portfolio transactions with issuers and with underwriters or other brokers and dealers. In selecting brokers and dealers with which to place portfolio transactions for the Fund, the Investment Manager seeks to achieve the most favorable net results.

         For the fiscal year ended December 31, 2002, the Fund did not pay any brokerage commissions to an "affiliated broker," as defined in Item 22(a)(1)(ii) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

Board Recommendation and Required Vote

         At a meeting held on April 11, 2003, the Board of Directors, including the Independent Directors, voted to continue the Agreement until July 31, 2004 and to recommend that the stockholders of the Fund approve its continuance at the Annual Meeting. Although approval by stockholders of the continuance of the Agreement is not required by the terms of the Agreement or by applicable law, it has been the Fund's custom to submit this matter to the stockholders at the Annual Meeting. The Fund may discontinue this practice in the future in its discretion.

         In approving the continuance of the Agreement, the Board of Directors, considering the best interests of the stockholders of the Fund, took into account a number of factors. Among such factors were: the long-term investment record of the Investment Manager in advising the Fund; the experience and research capabilities of the Investment Manager in fixed-income instruments, including mortgage-related securities, high-yield bonds and private placements; the relatively low expenses and expense ratio of the Fund; the Investment Manager's access to quality service providers at reasonable cost due to the size of its assets under management; the quality of the administrative services to the Fund; the experience of the Investment Manager in administering other open- and closed-end funds; the availability and responsiveness of the Investment Manager and its attention to internal controls and procedures; the extent and quality of information provided to the Board of Directors and stockholders; the financial resources of the Investment Manager and its ability to retain capable personnel; the Investment Manager's financial condition, profitability and assets under management; the provision of transfer agency and related services to the Fund by an affiliate of the Investment Manager; the purchase from time to time of portfolio securities from underwriters that are affiliated with the Investment Manager; possible indirect benefits to the Investment Manager from serving as the investment manager of the Fund; the results of the Board's review of alternative investment managers in connection with the Transaction; the effects of the Transaction and the related changes to the investment, management and administrative personnel of the Fund and to the investment strategy of the Fund; and the recent outsourcing of the transfer agency and fund accounting services formerly provided to the Fund by the Investment Manager and its affiliates.

         In considering the continuance of the Agreement, the Board of Directors reviewed, among other information, extensive written and oral reports and compilations from the Investment Manager, including comparative data from independent sources as to investment performance, advisory fees and other expenses. The Board of Directors also received a separate written and oral report from Gifford Fong Associates, an independent investment consultant engaged by the Board of Directors specializing in quantitative fixed-income investment analysis.

         Approval of the continuance of the Agreement by stockholders requires the affirmative vote of the holders of a majority of the Fund's outstanding shares. In this context, "majority" means the lesser of two votes: (1) 67% of the Fund's outstanding shares present at the Annual Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, and
(2) more than 50% of all of the Fund's outstanding shares. If continuance of the Agreement is approved at the Annual Meeting, the Agreement will continue until annual review of the question of continuance by the Board or the stockholders in 2004. If continuance is not approved at the Annual Meeting, the Board of Directors will make such arrangements for the management of the Fund, including continuance of the Agreement, as it believes appropriate and in the best interests of the Fund.

         The Board of Directors recommends that the stockholders of the Fund vote FOR the continuance of the Agreement.


STOCKHOLDER PROPOSALS FOR 2004 PROXY STATEMENT

         Stockholders wishing to submit proposals for inclusion in a proxy statement for the 2004 meeting of stockholders of the Fund should send their written proposals to the Fund, at 101 California Street, Suite 4100, San Francisco, California 94111, by January 30, 2004. The timely submission of a proposal does not guarantee its inclusion.

         The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2004 meeting of stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address by April 14, 2004. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

OTHER MATTERS

         The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Annual Meeting or any adjournments or postponements thereof in accordance with their best judgment.

         Please complete and sign the enclosed proxy card and return it in the envelope provided so that the Annual Meeting may be held and action may be taken on the matters described in this Proxy Statement with the greatest possible number of shares participating. This will not preclude your voting in person if you attend the Annual Meeting.

                                                          /s/Maureen E. Kane
                                                          Maureen E. Kane
May 29, 2003                                              Secretary

                                INDEX OF EXHIBITS


EXHIBIT A:        MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT

EXHIBIT B:        MANAGEMENT  FEE  RATES  FOR FUNDS  ADVISED  BY THE  INVESTMENT
                  MANAGER WITH SIMILAR INVESTMENT OBJECTIVES

                       This page intentionally left blank.

                                    Exhibit A

                  MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT
                                     Between
                    MONTGOMERY STREET INCOME SECURITIES, INC.
                                       and
                  DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

                  AGREEMENT made and effective as of the 15th day of August 2002 by and between Montgomery Street Income Securities, Inc., a Maryland corporation (hereinafter called the "Fund"), and Deutsche Investment Management Americas Inc. (hereinafter called the "Manager").

                  WHEREAS,   the  Fund  engages  in  business  as  a  closed-end
management investment company and is registered as such under the Investment Company Act of 1940, as amended; and

                  WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940 and is engaged in the business of providing investment advice; and

                  WHEREAS, the Fund desires to retain the Manager to render such services in the manner and on the terms and conditions hereinafter set forth; and

                  WHEREAS, the Manager desires to perform such services in the manner and on the terms and conditions hereinafter set forth;

                  NOW, THEREFORE, this Agreement

                                   WITNESSETH:

      that in consideration of the foregoing and of the premises and covenants hereinafter contained, the Fund and the Manager agree as follows:

1. The Fund hereby employs the Manager to provide investment advisory, statistical and research facilities and services, to supervise the composition of the Fund's portfolio, to determine the nature and timing of changes therein and the manner of effectuating such changes and to cause the purchase and sale of portfolio securities, subject to overall supervision by the Fund's Board of Directors, all for the period and on the terms set forth in this Agreement. The Manager hereby accepts such employment and agrees to render the services and to assume the obligations herein set forth, for the compensation herein provided.

2.    The Manager shall, at its expense:

      (a) Furnish to the Fund research and statistical and other factual information and reports with respect to securities held by the Fund or which the Fund might purchase. It shall also furnish to the Fund such information as may be appropriate concerning developments which may affect issuers of securities held by the Fund or which the Fund might purchase or the business in which such issuers may be engaged. Such statistical and other factual information and reports shall include information and reports on industries, businesses, corporations and all types of securities which the Fund is empowered to purchase, whether or not the Fund has at any time any holdings in such industries, businesses, corporations or securities.

      (b) Furnish to the Fund, from time to time, advice, information and recommendations with respect to the acquisition, holding or disposal by the Fund of securities in which the Fund is permitted to invest in accordance with its investment objectives, policies and limitations ("Eligible Securities"), and subject to overall supervision of the Board of Directors of the Fund, arrange purchases and sales of Eligible Securities on behalf of the Fund.

      (c) Furnish to the Fund necessary assistance in, as reasonably requested by the Fund:

            (i) The preparation and filing of all reports (including Form N-SAR) now or hereafter required by Federal or other laws or regulations.

            (ii) The preparation and filing of prospectuses and registration statements (including Form N-2) and amendments thereto that may be required by Federal or other laws or by the rule or regulation of any duly authorized commission or administrative body. However, the Manager shall not be obligated to pay the costs of preparation, printing or mailing of prospectuses being used in connection with sales of the Fund's shares or otherwise, unless otherwise provided herein.

            (iii) The preparation and filing of all proxy materials.

            (iv) Making arrangements for all Board and stockholders meetings and, to the extent requested by the Board of Directors of the Fund, participating in those meetings.

            (v) The preparation and filing of quarterly, semiannual and annual reports and other communications to stockholders.

            (vi) Responding to questions and requests from stockholders, the financial press and the financial services community.

            (vii) Providing data to the various  publications and services which track fund performance.

            (viii)Providing  information  and  reports  to the  New  York  Stock
                  Exchange and any other exchange on which the Fund's shares are listed.

            (ix)  The valuation of the Fund's portfolio on a weekly basis.

            (x) The maintenance of the accounting records (including book and tax) of the Fund required by Federal and other laws and regulations.

            (xi) Providing information to and answering questions of the Fund's auditors.

            (xii) Monitoring the services,  and reviewing the records,  provided by the transfer agent and registrar, the dividend disbursing agent and the custodian.

      (d) Furnish the necessary personnel to provide the services set forth herein.

      (e) Furnish to the Fund office space at such place as may be agreed upon from time to time, and all necessary office facilities, basic business equipment, supplies, utilities, property casualty insurance and telephone service for managing the affairs and investments and keeping the general accounts and records of the Fund (exclusive of the necessary records of any transfer agent, registrar, dividend disbursing or reinvesting agent, or custodian), and arrange, if desired by the Board of Directors of the Fund, for officers or employees of the Manager to serve, without or with compensation from the Fund, as officers, directors or employees of the Fund.

      (f) Advise the Board of Directors of the Fund promptly of any change in any senior investment or administrative personnel providing services to the Fund.

3. Subject to the prior approval of a majority of the members of the Fund's Board of Directors, including a majority of the Directors who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Manager may, through a sub-advisory agreement or other arrangement, delegate to any other company that the Manager controls, is controlled by, or is under common control with, or to specified employees of any such company, or to more than one such company, to the extent permitted by applicable law, certain of the Manager's duties enumerated in paragraph 2 hereof; provided, that the Manager shall continue to supervise the services provided by such companies or employees and any such delegation shall not relieve the Manager of any of its obligations hereunder.

      Subject to the provisions of this Agreement, the duties of any sub-adviser or delegate, the portion of portfolio assets of the Fund that the sub-adviser or delegate shall manage and the fees to be paid to the sub-adviser or delegate by the Manager under and pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by the

Manager, subject to the prior approval of a majority of the members of the Fund's Board of Directors, including a majority of the Directors who are not "interested persons," as defined in the Investment Company Act.

4. Except as otherwise expressly provided herein, the Fund assumes and shall pay or cause to be paid all costs and expenses of the Fund, including, without limitation: (a) all costs and expenses incident to: (i) the registration of the Fund under the Investment Company Act, or (ii) any public offering of shares of the Fund, for cash or otherwise, including those costs and expenses relating to the registration of shares under the Securities Act of 1933, as amended (the "Securities Act"), the qualification of shares of the Fund under state securities laws, the printing or other reproduction and distribution of any registration statement (and all amendments thereto) under the Securities Act, the preliminary and final prospectuses included therein, and any other necessary documents incident to any public offering, the advertising of shares of the Fund and the review by the National Association of Securities Dealers, Inc. of any underwriting arrangements; (b) the charges and expenses of any registrar or any custodian appointed by the Fund for the safekeeping of its cash, portfolio securities and other property; (c) the charges and expenses of auditors (including preparation of tax returns); (d) the charges and expenses of any stock transfer, dividend agent or registrar appointed by the Fund; (e) broker's commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; (f) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to Federal, state or other governmental agencies; (g) the cost and expense of engraving or printing of stock certificates representing shares of the Fund; (h) fees involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions; (i) all expenses of stockholders' and directors' meetings and of preparing, printing and mailing proxy statements and quarterly, semiannual and annual reports to stockholders; (j) fees and travel expenses of directors of the Fund who are not directors, officers or employees of the Manager or its "affiliates" (as defined in the Investment Company Act); (k) all fees and expenses incident to any dividend or distribution reinvestment program;
      (l) charges and expenses of outside legal counsel in connection with matters relating to the Fund, including without limitation, legal services rendered in connection with the Fund's corporate and financial structure and relations with its stockholders, issuance of Fund shares, and registrations and qualifications of securities under Federal, state and other laws; (m) association dues; (n) interest payable on Fund borrowings;
      (o) fees and expenses incident to the listing of Fund shares on any stock exchange; (p) costs of information obtained from sources other than the Manager or its

      "affiliates" (as defined in the Investment Company Act) relating to the valuation of portfolio securities; and (q) postage.

5. The Fund agrees to pay to the Manager, as full compensation for the services to be rendered and expenses to be borne by the Manager hereunder, an annual fee, payable monthly, equal to .50 of 1% of the value of the net assets of the Fund up to and including $100 million; .45 of 1% of the value of the net assets of the Fund over $100 million and up to and including $150 million; .40 of 1% of the value of the net assets of the Fund over $150 million up to and including $200 million; and .35 of 1% of the value of the net assets of the Fund over $200 million. For purposes of computing the monthly fee, the value of the net assets of the Fund shall be determined as of the close of business on the last business day of each month; provided, however, that the fee for the period from the end of the last month ending prior to termination of this Agreement, for whatever reason, to the date of termination shall be based on the value of the net assets of the Fund determined as of the close of business on the date of termination, and the fee for such period and for the period from the effective date of this Agreement through the end of the month in which the effective date falls will be prorated according to the proportion which such period bears to a full monthly period. Each payment of a monthly fee to the Manager shall be made within the ten days next following the day as of which such payment is so computed.

6.    (a)   In the event the expenses of the Fund,  including amounts payable to the Manager pursuant to paragraph 5 hereof (but excluding interest, taxes, brokerage commissions and extraordinary expenses, such as litigation expenses and the cost of issuing new shares), exceed one and one-half percent (1-1/2%) of the first thirty million dollars
            ($30,000,000) of the average net assets of the Fund, plus one percent (1%) of the average net assets of the Fund in excess of $30,000,000, in each case computed by dividing (i) the sum of the net asset values of the Fund as of the last business day of each week of such fiscal year or of each week during such fiscal year during which this Agreement was in effect, as the case may be, by
            (ii) the number of weeks of such  fiscal year or the number of weeks
            (including a partial week) during which the Agreement is in effect during such fiscal year, as the case may be, the Manager shall pay to the Fund the amount of such excess as soon as practicable after the end of such fiscal year, and in all events prior to the publication of the annual report of the Fund for such fiscal year;
            provided, however, that the Manager shall not be obligated to pay any amount to the Fund during any fiscal year in excess of the amount of the advisory fee for such fiscal year.

      (b) At the end of each month of each fiscal year of the Fund, the Manager shall review the expenses of the Fund as outlined in subparagraph (a) of this paragraph 6 which have accrued to and including the period ending with such month and shall estimate such contemplated expenses to the end of such fiscal year. If, as a result of such review and estimate, it appears likely that the expense limitation provided for in subparagraph (a) of this paragraph 6 will be exceeded for such fiscal year, the Manager's fee for such month, as provided in paragraph 5 hereof, shall be reduced, subject to later adjustment, by an amount equal to a pro rata portion (prorated on the basis of the remaining months of the year including the month just ending) of the amount by which the sum of such expenses of the Fund for such fiscal year are expected to exceed the expense limitation.

      (c) If, for any fiscal year of the Fund ending on a date on which this Agreement is in effect, the expenses of the Fund which are includable within the expense limitation described in subparagraph
            (a) of this paragraph 6 (but reduced by an amount, if any, payable by the Manager pursuant to subparagraph (a) of this paragraph 6), exceed twenty-five percent (25%) of the gross income of the Fund for such fiscal year, the Manager will pay the amount of such excess to the Fund promptly and in all events prior to the publication of the Fund's annual report for such fiscal year; provided, however, that the Manager shall not be obligated to pay any amount to the Fund during any fiscal year in excess of the amount of the advisory fee for such fiscal year. For purposes of this subparagraph (c), "gross income of the Fund" shall include, but not be limited to, gains from the sale of securities, without offset or deduction for losses from the sale of securities, unpaid interest on debt securities in the Fund's portfolio, accrued to and including the last day of such fiscal year, and dividends declared but not paid on equity securities in the Fund's portfolio, the record dates for which fall on or prior to the last day of such fiscal year.

7. The services of the Manager to the Fund are not to be deemed exclusive, and the Manager shall be free to engage in any other business or to render investment advisory or management services of any kind to any other corporation, firm, trust, individual or association, including any other investment company, so long as its services hereunder are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

8. Subject to paragraph 9 hereof, the Manager shall not be responsible for any action of the Board of Directors of the Fund or any committee thereof in following or declining to follow any advice or recommendation of the Manager. The Manager shall be entitled to rely on express written instructions of the President or any Vice President of the Fund or of a majority of the Board of Directors of the Fund.

9. Neither the Manager, nor any director, officer, agent or employee of the Manager shall be liable or responsible to the Fund or its stockholders except for willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties. The Fund will hold the Manager harmless against judgments, but not expenses of defense or settlements, rendered against the Manager which (a) result from specific actions or omissions by the Manager in respect of the performance of its obligations hereunder, which specific acts or omissions occur as a result of express written instructions of the President or any Vice President of the Fund or of a majority of the Board of Directors of the Fund, and (b) arise in actions in which there is an express finding that such specific acts or omissions did not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of its duty.

10. The Manager shall not be liable or responsible for any acts or omissions of any predecessor manager or of any other persons having responsibility for matters to which this Agreement relates, nor shall the Manager be responsible for reviewing any such acts or omissions. The Manager shall, however, be liable for its own acts and omissions subsequent to assuming responsibility under this Agreement as herein provided.

11. This Agreement shall remain in effect until July 31, 2003, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect from year to year thereafter provided its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities of the Fund or by vote of the Board of Directors of the Fund, and by a majority of the members of the Board of Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act) of any party to this Agreement, which vote must be cast in person at a meeting called for the purpose of voting on approval of the terms of this Agreement and its continuance; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon sixty days' written notice to the Manager either by majority vote of the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Manager may terminate this Agreement without payment of penalty on sixty days' written notice to the Fund. All notices or communications hereunder shall be in writing and if sent to the Manager shall be mailed by first class mail, or delivered, or telegraphed or telexed and confirmed in writing to the Manager at 345 Park Avenue, New York, New York 10154, Attn: General Counsel, or at such other address as the Manager shall have communicated in writing to the Fund, and if sent to the Fund shall be mailed by first class mail, or delivered, or telegraphed or telexed and confirmed in writing to the Fund at 101 California Street, Suite 4100, San Francisco, California 94111, Attn: Fund Secretary, or at such other address as the Fund shall have communicated in writing to the Manager.

12. For purposes of this Agreement, a "majority of the outstanding voting securities of the Fund" shall be determined in accordance with the applicable provisions of the Investment Company Act.

13. This Agreement shall be construed in accordance with the laws of the State of California and the applicable provisions of the Investment Company Act. To the extent applicable law of the State of California, or any of the provisions herein, conflict with applicable provisions of the Investment Company Act, the latter shall control.


      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement.


                                  MONTGOMERY STREET INCOME
                                  SECURITIES, INC.


                                  By:      /s/ Maureen E. Kane
                                           ------------------------------------
                                           Maureen E. Kane, Vice President


                                  DEUTSCHE INVESTMENT MANAGEMENT
                                  AMERICAS INC.


                                  By:      /s/ Caroline Pearson
                                           ------------------------------------
                                           Caroline Pearson, Managing Director

                                    EXHIBIT B

        MANAGEMENT FEE RATES FOR FUNDS ADVISED BY THE INVESTMENT MANAGER
                       WITH SIMILAR INVESTMENT OBJECTIVES

                                          Objective                               Fee Rate+                      Net Assets*
                                          ---------                               --------                       ----------
Closed-End Funds
Montgomery Street     High level of current income consistent with       0.500% to $100 million             $     201,078,461
  Income              prudent investment risks through a diversified     0.450% next $50 million
  Securities, Inc.    portfolio primarily of debt securities.            0.400% next $50 million
                                                                         0.35% over $200 million(2)

Scudder High          Highest current income obtainable consistent       0.850% to $250 million             $     153,820,406
  Income Trust        with reasonable risk with capital gains            0.750% over $250 million(1)
                      secondary.

Scudder Strategic     High current income.                               0.850% of net assets(1)            $      38,998,363
  Income Trust


                                      B-1

                                          Objective                               Fee Rate+                      Net Assets*
                                          ---------                               --------                       ----------

Open End Funds

Scudder High          Highest level of current income obtainable from    0.580% to $250 million             $   2,436,060,864
  Income Fund         a diversified portfolio of fixed-income            0.550% next $750 million
                      securities which the fund's investment manager     0.530% next $1.5 billion
                      considers consistent with reasonable risk.  As a   0.510% next $2.5 billion
                      secondary objective, the fund will seek capital    0.480% next $2.5 billion
                      gain where consistent with its primary objective.  0.460% next $2.5 billion
                                                                         0.440% next $2.5 billion
                                                                         0.420% over $12.5 billion

Scudder Income        High income while managing its portfolio in a      0.550% to $250 million             $   1,063,546,387
  Fund                way that is consistent with the prudent            0.520% next $750 million
                      investment of shareholders' capital.               0.500% next $1.5 billion
                                                                         0.480% next $2.5 billion
                                                                         0.450% next $2.5 billion
                                                                         0.430% next $2.5 billion
                                                                         0.410% next $2.5 billion
                                                                         0.400% over $12.5 billion



                                      B-2

                                          Objective                               Fee Rate+                      Net Assets*
                                          ---------                               --------                       ----------

Scudder Short         High income while managing its portfolio in a      0.450% to $1.5 billion             $   1,151,577,184
  Term Bond Fund      way that is consistent with maintaining a high     0.425% next $500 million
                      degree of stability of shareholders' capital.      0.400% next $1 billion
                                                                         0.385% next $1 billion
                                                                         0.370% next $1 billion
                                                                         0.355% next $1 billion
                                                                         0.340% over $6 billion

----------------
*     The information provided in the chart is shown as of December 31, 2002.

+ Unless otherwise noted, the investment management fee rates provided above are based on the average daily net assets of a fund. For Scudder High Income Fund, Scudder Income Fund, and Scudder Short Term Bond Fund, the Investment Manager has waived, reduced, or otherwise agreed to reduce its compensation under its applicable contract.

(1)   Based on average weekly net assets.

(2)   Based on average monthly net assets.

PROXY              MONTGOMERY STREET INCOME SECURITIES, INC.               PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                Annual Meeting of Stockholders -- July 10, 2003

The undersigned hereby appoints Richard T. Hale, Maureen E. Kane and Charles A. Rizzo, each with the power of substitution, as proxies for the undersigned, to vote all shares of Montgomery Street Income Securities, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of the Fund, 101 California Street, Suite 4100, San Francisco, California 94111, on Thursday, July 10, 2003 at 10:00 a.m., Pacific time, and at any adjournments or postponements thereof.

The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Annual Meeting.

This instruction may be revoked at any time prior to its exercise at the Annual Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Annual Meeting.

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the undersigned's vote will be cast FOR Proposals 1 and 2.

The Board of Directors of the Fund recommends that stockholders vote FOR the Proposals.

(1)   To elect five  Directors  of the Fund to hold office until the next Annual              FOR all              WITHHELD
      Meeting or until their respective  successors shall have been duly elected         nominees listed at        from all
      and qualified.                                                                      left (except as          nominees
                                                                                           noted at left)       listed at left
Nominees: Richard J. Bradshaw, Maryellie K. Johnson, Wendell G. Van Auken, James
C. Van Horne, John T. Packard                                                                   /_/                  /_/

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------
                                                                                        FOR       AGAINST         ABSTAIN
(2)   To approve the  continuance  of the  Management  and  Investment  Advisory
      Agreement for the Fund with Deutsche Investment Management Americas Inc.          /_/         /_/             /_/




CONTINUED ON OTHER SIDE

The proxies are authorized to vote in their discretion on any other business which may properly come before the Annual Meeting and any adjournments or postponements thereof.

                     PLEASE SIGN, DATE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.

                    -------------------------------------------
                             (Signature of Stockholder)

                    -------------------------------------------
                       (Signature of joint owner, if any)

                    Dated _________________________________________ , 2003


                    Please sign exactly as your name or names appear.
                    When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.